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                                                              ERNST & YOUNG LLP


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the reference to our firm under the caption "Independent Public Accountants" in the Statements of Additional Information and to the use of our report dated February 17, 2000 on the financial statements of Fortis Benefits Insurance Company in this Post-Effective Amendment No. 22 (Form N-4 No. 33-19421) to the Registration Statement and related Prospectuses and Statements of Additional Information of Fortis Benefits Insurance Company for the registration of flexible premium deferred combination variable and fixed annuity contracts.

Minneapolis, Minnesota                                    /s/ Ernst & Young LLP
April 17, 2002